Income Taxes	12 Months Ended
Dec. 28, 2024
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The components of income before income taxes are as follows:

	2024	2023	2022
United States	$2,590	$4,120	$7,305
Foreign	9,356	7,297	3,400
	$11,946	$11,417	$10,705
The provision for income taxes consisted of the following:

	2024	2023	2022
Current:
U.S. Federal	$1,033	$1,133	$1,137
Foreign	1,406	1,201	1,027
State	255	309	246
	2,694	2,643	2,410
Deferred:
U.S. Federal	(306)	(109)	22
Foreign	(10)	(212)	(709)
State	(58)	(60)	4
	(374)	(381)	(683)
	$2,320	$2,262	$1,727
A reconciliation of the U.S. Federal statutory tax rate to our annual tax rate is as follows:

	2024	2023	2022
U.S. Federal statutory tax rate	21.0%	21.0%	21.0%
State income tax, net of U.S. Federal tax benefit	1.3	1.8	1.8
Lower taxes on foreign results	(2.5)	(2.5)	(1.5)
One-time mandatory transition tax - TCJ Act	—	—	0.8
Juice Transaction	—	(0.1)	(2.4)
Tax settlements	—	—	(3.0)
Other, net	(0.4)	(0.4)	(0.6)
Annual tax rate	19.4%	19.8%	16.1%
Tax Cuts and Jobs Act
In 2022, we recorded $86 million ($0.06 per share) of net tax expense related to the TCJ Act as a result of correlating adjustments related to a partial audit settlement with the IRS for tax years 2014 through 2019.
As of December 28, 2024, our mandatory transition tax liability was $1.7 billion, which must be paid through 2026 under the provisions of the TCJ Act. We reduced our liability through cash payments and application of tax overpayments by $579 million in 2024, and $309 million in each of 2023 and 2022. We currently expect to pay approximately $772 million of this liability in 2025.
The TCJ Act also created a requirement that certain income earned by foreign subsidiaries, known as global intangible low-tax income (GILTI), must be included in the gross income of their U.S. shareholder. The FASB allows an accounting policy election of either recognizing deferred taxes for temporary differences expected to reverse as GILTI in future years or recognizing such taxes as a current-period expense when incurred. We elected to treat the tax effect of GILTI as a current-period expense when incurred.
Other Tax Matters
On October 29, 2021, we filed a formal written protest of a final assessment from the IRS audit for the tax years 2014 through 2016 and requested an appeals conference. In 2022, we came to an agreement with the IRS to settle one of the issues assessed in the 2014 through 2016 tax audit. The agreement covers tax years 2014 through 2019. As a result, we reduced our reserves for uncertain tax positions, including any correlating adjustments impacting the mandatory transition tax liability under the TCJ Act, resulting in a net non-cash tax benefit of $233 million ($0.17 per share) in 2022. Tax years 2014 through 2019 remain under audit for other issues.
In 2024 and 2023, tax benefits of $54 million ($0.04 per share) and $68 million ($0.05 per share), respectively, were recorded related to the impairment of certain consolidated investments.
Deferred tax liabilities and assets are comprised of the following:

	2024	2023
Deferred tax liabilities
Debt guarantee of wholly-owned subsidiary	$578	$578
Property, plant and equipment	1,868	1,978
Recapture of net operating losses	488	492
Pension liabilities	112	167
Right-of-use assets	772	660
Investment in TBG	—	93
Other	301	350
Gross deferred tax liabilities	4,119	4,318

Deferred tax assets
Net carryforwards	6,737	6,877
Intangible assets other than nondeductible goodwill	1,599	1,758
Share-based compensation	148	137
Retiree medical benefits	104	114
Other employee-related benefits	415	412
Deductible state tax and interest benefits	202	176
Lease liabilities	773	660
Capitalized research and development	256	210
Other	948	1,031
Gross deferred tax assets	11,182	11,375
Valuation allowances	(6,185)	(6,478)
Deferred tax assets, net	4,997	4,897
Net deferred tax (assets)/liabilities	$(878)	$(579)
A summary of our valuation allowance activity is as follows:

	2024	2023	2022
Balance, beginning of year	$6,478	$5,013	$4,628
(Benefit)/provision	(198)	1,419	492
Other (deductions)/additions	(95)	46	(107)
Balance, end of year	$6,185	$6,478	$5,013
Reserves
A number of years may elapse before a particular matter, for which we have established a reserve, is audited and finally resolved. The number of years with open tax audits varies depending on the tax jurisdiction. Our major taxing jurisdictions and the related open tax audits are as follows:

Jurisdiction	Years Open to Audit	Years Currently Under Audit
United States	2014-2023	2014-2019
Mexico	2014-2023	2014-2019
United Kingdom	2021-2023	None
Canada (Domestic)	2018-2023	2019
Canada (International)	2012-2023	2012-2019
Russia	2021-2023	None
Our annual tax rate is based on our income, statutory tax rates and tax planning strategies and transactions, including transfer pricing arrangements, available to us in the various jurisdictions in which we operate. Significant judgment is required in determining our annual tax rate and in evaluating our tax positions. We establish reserves when, despite our belief that our tax return positions are fully supportable, we believe that certain positions are subject to challenge and that we likely will not succeed. We adjust these reserves, as well as the related interest, in light of changing facts and circumstances, such as the progress of a tax audit, new tax laws, relevant court cases or tax authority settlements. Settlement of any particular issue would usually require the use of cash. Favorable resolution would be recognized as a reduction to our annual tax rate in the year of resolution.
As of December 28, 2024, the total gross amount of reserves for income taxes, reported in other liabilities, was $2.3 billion. We accrue interest related to reserves for income taxes in our provision for income taxes and any associated penalties are recorded in selling, general and administrative expenses. The gross amount of interest accrued, reported in other liabilities, was $469 million as of December 28, 2024, of which $103 million of tax expense was recognized in 2024. The gross amount of interest accrued, reported in other liabilities, was $390 million as of December 30, 2023, of which $102 million of tax expense was recognized in 2023.
A reconciliation of unrecognized tax benefits is as follows:

	2024	2023
Balance, beginning of year	$2,093	$1,867
Additions for tax positions related to the current year	210	225
Additions for tax positions from prior years	108	123
Reductions for tax positions from prior years	(46)	(51)
Settlement payments	(24)	(16)
Statutes of limitations expiration	(31)	(33)
Translation and other	(26)	(22)
Balance, end of year	$2,284	$2,093
Carryforwards and Allowances
Operating loss carryforwards and income tax credits totaling $34.0 billion as of December 28, 2024 are being carried forward in a number of foreign and state jurisdictions where we are permitted to use tax operating losses and income tax credits from prior periods to reduce future taxable income or income tax liabilities. These operating losses and income tax credits will expire as follows: $0.4 billion in 2025, $29.1 billion between 2026 and 2041 and $4.5 billion may be carried forward indefinitely. We establish valuation allowances for our deferred tax assets if, based on the available evidence, it is not more likely than not that some portion or all of the deferred tax assets will be realized.
Undistributed International Earnings
As of December 28, 2024, we had approximately $11 billion of undistributed international earnings. We intend to continue to reinvest $11 billion of earnings outside the United States for the foreseeable future and while future distribution of these earnings would not be subject to U.S. federal tax expense, no deferred tax liabilities with respect to items such as certain foreign exchange gains or losses, foreign withholding taxes or state taxes have been recognized. It is not practicable for us to determine the amount of unrecognized tax expense on these reinvested international earnings.